OVATION PLUS VARIABLE ANNUITY

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

Supplement to the profile and prospectus dated June 23, 2000.

We have applied for an exemptive order of the Securities and Exchange Commission that would permit us to exercise the contractual rights described in the prospectus relating to recovery of the Premium Enhancement if you cancel your contract during the right to examine period or if, within twenty-four months after receipt of a Premium Enhancement, you surrender part or all of your contract or the death benefit becomes payable. There is no assurance that such relief will be granted.

Prior to receiving the requested order, the following provisions will apply to the profile and the prospectus, as indicated:

o In the profile, the paragraph under "10. OTHER INFORMATION" called "Right to Examine and Cancel" and in the prospectus the first paragraph of the section under "THE CONTRACT" called "Right to Examine Contract" are modified such that any Premium Enhancement that we recover if you cancel your contract during the right to examine period will be limited to an amount equal to:

                                (A/B) x C, where

     o    A  is  the  Contract  Value,   including  the  value  of  any  Premium
          Enhancement, at the time of cancellation;

     o    B  is  the  Contract  Value,   including  the  value  of  any  Premium
          Enhancement, at the time of purchase; and

     o    C is the amount of any Premium Enhancement.

The result of this limit is that you will not receive less than you would have received had there been no Premium Enhancement credited to your Contract Value.

o The following sections of the profile refer to potential recovery of Premium Enhancements:

     o    the section called "7. ACCESS TO YOUR MONEY;" and

     o    the section called "9. DEATH BENEFIT."

     The following sections of the prospectus refer to potential recovery of Premium Enhancements:

     o    the section under "THE CONTRACT" called Premium Enhancement;

     o    the section under "ACCESS TO YOUR MONEY" called "Surrenders;" and

     o the section under "DEATH BENEFIT" called "Traditional Death Benefit," "Optional Death Benefits," and "Accidental Death Benefit."

     Each of these sections is modified by adding the following sentence:

          We are currently waiving any contractual right to recapture Premium Enhancements applied within twenty-four months of a surrender or death, as described in the applicable section.